UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): OCTOBER 5, 2006

                              NTL INCORPORATED
           (Exact name of Registrant as specified in its charter)

         DELAWARE                 FILE NO. 000-50886               52-3778427
(State of Incorporation)      (Commission File Number)          (IRS Employer
                                                             Identification No.)

           909 THIRD AVENUE, SUITE 2863, NEW YORK, NEW YORK 10022
            (Address of principal executive offices) (Zip Code)

     Registrant's Telephone Number, including Area Code: (212) 906-8440

        Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                             TABLE OF CONTENTS

Item 8.01
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SIGNATURES
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Exhibit 99.1
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ITEM 8.01.  OTHER EVENTS.

     On October 5, 2006, NTL Incorporated issued a press release announcing that its wholly-owned subsidiary, NTL Cable PLC, had received consents of holders of a majority in principal amount of its 9.75% Senior Notes due 2014 (sterling-denominated), 8.75% Senior Notes due 2014 (U.S. dollar-denominated), and 8.75% Senior Notes due 2014 (euro-denominated) to certain amendments to the indenture governing the Notes, and would execute a supplemental indenture implementing these amendments.

     The indenture has been amended to require NTL Cable PLC to furnish the Trustee with quarterly and annual reports of its new ultimate parent, NTL Incorporated, following the merger of NTL Holdings Inc. and Telewest Global, Inc. on March 3, 2006. Other amendments will also be made to reflect the new ultimate parent holding company in the corporate structure.

     A copy of the press release is attached hereto as Exhibit 99.1.


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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        NTL INCORPORATED


 Date: October 6, 2006                  By:  /s/ Bryan H. Hall
                                             --------------------------

                                        Name:  Bryan H. Hall
                                        Title: Secretary


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                               EXHIBIT INDEX
                               -------------

 EXHIBIT                              DESCRIPTION
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99.1           Press Release, dated October 5, 2006, issued by NTL Incorporated.